[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Exhibit 10.2 COMMERCIAL SUPPLY AGREEMENT Between SEAGEN INC. and HOVIONE FARMACIENCIA, SA THIS COMMERCIAL SUPPLY AGREEMENT (“Agreement”) is made and entered into as of the 1st day of July, 2021 (“Effective Date”) between Seagen Inc., 21823 SE 30th Drive, Bothell, WA 98021 USA (“Customer”), and Hovione FarmaCiencia SA, Sete Casas, 2670 Loures, Portugal (“Hovione”). WHEREAS, Customer is in the business of manufacturing, packaging, marketing and selling certain pharmaceutical products, including without limitation, the Product (as defined below); WHEREAS, Hovione provides development, manufacturing, analytical and/or other related services to the pharmaceutical industry and has the requisite expertise, personnel and facilities to enable Hovione to perform certain of such services in connection with the Product under this Agreement; and WHEREAS, Customer desires to have Hovione manufacture for, and supply certain quantities of Product to, Customer in accordance with the terms and conditions of this Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth herein, the Parties hereby agree as follows: 1. Definitions. For the purposes of this Agreement, unless this Agreement expressly provides otherwise or unless the context otherwise requires, the following initially capitalized terms, whether used in the singular or plural, will have the respective meanings set forth below: 1.1 “Affiliate” means, with respect to a Party, any corporation, company, partnership, joint venture and/or firm that controls, is controlled by or is under common control with such Party. As used in this Agreement, “control” means (a) in the case of a corporate entity, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of a non-corporate entity, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity. 1.2 “API” means the Customer’s proprietary active pharmaceutical ingredient known as Tucatinib Drug Substance [*]. 1.3 “Applicable Law” means all laws, rules, regulations, guidelines, or other requirements of any Authority that may be in effect from time to time and that are applicable to Manufacturing Services in the Territory , including but not limited to, those relating to anti-bribery or anticorruption, and: (a) the 1997 OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions;

Page 2 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. (b) the International Conference on Harmonisation (ICH) Guidelines, Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients; and (c) cGMP, including without limitation, cGMP as described in the PIC/S GMP guides; Parts 210 and 211 of Title 21 of the United States Code of Federal Regulations and all applicable rules, regulations, orders and guidance published thereunder; European Commission Directives 91/356/EEC, as amended by Directive 2003/94/EC, and 91/412/EEC and the current Good Manufacturing Practices guidance published by the European Commission in the “Guide to good manufacturing practice for medicinal products”(“The rules governing medicinal products for human use”, IV Volume and the relevant annexes), as specified by the competent authorities; and any other applicable local regulation; together with the other latest FDA, EMA, PMDA and ICH guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time, including all requirements applicable to the qualification and validation of the Facility, equipment and processes. 1.4 “Authority” means any government regulatory authority responsible (a) for granting approvals for the performance of Services under this Agreement, or (b) for issuing regulations pertaining to the Manufacture or use of the Product in the Territory. 1.5 “Binding Forecast” has the meaning set forth in Section 5.1. 1.6 “Business Day” means any day except Saturday or Sunday in which banks are open for business in the United States. 1.7 “Certificate of Analysis” means a document signed by an authorized representative of Hovione describing the testing methods applied to the Product, and the results of such testing. 1.8 “Certificate of Compliance” means a document signed by an authorized representative of Hovione certifying that a particular batch of Product was manufactured in accordance with cGMP, Applicable Law to such Manufacturing and the Specifications. 1.9 “cGMP” means current good manufacturing practices regulations applicable to the Manufacture of the Product, as defined by the Q7 Guidance on Good Manufacturing Practices of the International Conference on Harmonization of Technical Requirements of Pharmaceuticals for Human Use (ICH Q7) and as promulgated by any Authority. 1.10 “Confidential Information” has the meaning set forth in Section 11.1. 1.11 “Contract Year” means the twelve (12) month period commencing on the Effective Date and ending on the day before the first anniversary thereof and each consecutive twelve (12) month period thereafter during the Term. 1.12 “Customer Indemnitee” has the meaning set forth in Section 13.1. 1.13 “Customer Improvements” means all [*]. 1.14 “Customer Materials” means the materials, if any, identified by the Parties in writing as

Page 3 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. being provided by Customer hereunder, including the API. 1.15 “Customer Technology” means the Technology of Customer [*]. 1.16 “EMA” means the European Medicines Agency, or any successor agency having substantially the same functions. 1.17 “Facility” means Hovione’s manufacturing facility located at [*]. 1.18 “FDA” means the United States Food and Drug Administration, or any successor agency having substantially the same functions. 1.19 “Forecast” has the meaning set forth in Section 5.1. 1.20 “Hovione Improvements” means all [*]. 1.21 “Hovione Indemnitees” has the meaning set forth in Section 13.2. 1.22 “Hovione Technology” means the Technology [*]. 1.23 “Improvements” means all discoveries, inventions, developments, modifications, innovations, updates, enhancements or improvements to Technology (whether or not protectable under patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice in the performance of the Parties’ obligations under this Agreement. 1.24 “Inspection Period” has the meaning set forth in Section 5.5(a). 1.25 “Launch Date” means the date of first commercial sale of the Product. 1.26 “Latent Defect” means a failure of the Product to [*] that (a) couldn’t reasonably have been identified [*], and (b) [*]. “Latent Defect” does not include any such failure [*]. For the avoidance of doubt, if any Product has [*]. 1.27 “Losses” has the meaning set forth in Section 13.1. 1.28 “Manufacture”, “Manufactured” and “Manufacturing” means any steps, processes or activities used or undertaken by Hovione to manufacture and supply the Product to Customer hereunder. 1.29 “Minimum Annual Purchase Commitment” has the meaning set forth in Section 2.1. 1.30 “Non-binding Forecast” has the meaning set forth in Section 5.1. 1.31 “Parties” means Customer and Hovione together. 1.32 “Party” means either Customer or Hovione, as the context requires. 1.33 “Partner” means a Third Party working with or on behalf of Customer in relation to the Product, including without limitation Customer’s licensees, sublicensees and other

Page 4 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. collaboration partners and suppliers, provided that such Third Party is not a bona fide competitor of Hovione predominantly engaged in business as a contract manufacturing organization that materially competes with Hovione. For avoidance of doubt, a pharmaceutical company is not a contract manufacturing organization. 1.34 “Person” means an individual natural person, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government. 1.35 “PMDA” means the Pharmaceuticals and Medical Devices Agency of Japan, or any successor agency having substantially the same functions. 1.36 “PPI” has the meaning set forth in Exhibit D. 1.37 “Product” means Tucatinib spray-dried dispersion or drug product intermediate. 1.38 “Purchase Price” has the meaning set forth in Section 6.1. 1.39 “Quality Agreement” means a separate agreement which applies to Services to be performed under cGMP requirements, signed by each of the Parties and setting forth the mutual responsibilities of the Parties with respect to quality assurance and cGMP guidelines applicable to Services performed by Hovione. Such responsibilities of Hovione and Customer are set forth in the Quality Agreement. 1.40 “Recalls” has the meaning set forth in Section 5.8. 1.41 “Records” has the meaning set forth in Section 4.1. 1.42 “Representative” has the meaning set forth in Section 2.2. 1.43 “Services” means Manufacturing, processing, quality control testing, release and/or storage of the Product by Hovione pursuant to and in accordance with the terms of this Agreement. 1.44 “Specifications” means the specifications, quality standards, Certificate of Compliance, Certificate of Analysis, including analytical testing data, if any, the master batch record, all formulas, standards, requirements, quality assurance standards, processes, and all modifications or improvements of such master batch record, formulas, standards, requirements, quality assurance standards, applicable analytical test methodologies, processes and specifications, for such Product(s), that are attached hereto as Exhibit A, or that are otherwise mutually agreed to by the Parties in writing. 1.45 “Technology” means all methods, techniques, trade secrets, copyrights, know-how, data, documentation, hardware, software and other intellectual property of any kind, whether or not protectable under patent, trademark, copyright or similar laws. 1.46 “Term” has the meaning set forth in Section 9.1.

Page 5 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. 1.47 “Territory” means [*] and any other jurisdiction as may be agreed by the Parties in writing. 1.48 “Third Party” means any Person, including, without limitation, a Partner, other than the Parties and their respective Affiliates. 2. The Services. 2.1 Exclusive Supply and Purchase of Product. During the Term and subject to the terms and conditions set forth herein, Hovione shall Manufacture Product [*], and Customer shall purchase Product non-exclusively from Hovione. Hovione shall Manufacture for Customer and Customer shall purchase: (a) At least [*] of their respective commercial requirements of Product [*]; and (b) [*]; subject, in the case of both (a) and (b), to the minimum annual purchase commitment for the Product set forth in Exhibit B attached hereto (the “Minimum Annual Purchase Commitment”). Notwithstanding the foregoing, Customer shall not be precluded from taking any and all commercially reasonable steps to qualify alternative suppliers for Product prior to the expiration or termination of this Agreement in the event of a supply interruption, nor from obtaining alternative suppliers for any amount of Product that Hovione is unable or unwilling to Manufacture in accordance with the terms and conditions of this Agreement. 2.2 Communications. Each Party will appoint a project representative (each, a “Representative”) who will have primary responsibility for day-to-day interactions with the other Party’s Representative concerning the Services. Either Party may appoint a substitute or successor Representative by providing written notice thereof to the other Party. 2.3 Subcontracting. Upon the prior written agreement of Customer, Hovione may subcontract the performance of certain of its obligations under this Agreement to its Affiliates or to qualified Third Parties, provided that such Affiliates or Third Parties will perform the activities in a manner consistent with this Agreement and will be obligated, in writing, to protect the confidentiality of Confidential Information under terms no less stringent than those set forth in Section 11. Hovione will remain liable for the actions or inactions of any Third Party with whom it contracts for any such obligations under this Agreement. 2.4 Quality Agreement. Within [*] after the execution of this Agreement and prior to Hovione conducting any Services hereunder that are subject to cGMP requirements, the Parties will enter into the Quality Agreement, to establish the Parties’ respective quality assurance responsibilities relating to the Services. Upon its execution, the Quality Agreement shall be incorporated by reference into this Agreement. In the event of a conflict between the terms of the Quality Agreement and this Agreement, the terms of the Quality Agreement will govern with respect to all quality assurance matters and the terms of this Agreement will govern with respect to all other matters. 2.5 Validation. Hovione shall perform all validation of the Facility, equipment and processes employed in the manufacturing process in accordance with cGMP, Applicable Law, the

Page 6 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Quality Agreement and Hovione’s standard operating procedures, and in accordance with any other validation procedures requested by Customer and approved to in writing by Hovione. 2.6 Hovione’s Data Models. Customer acknowledges and agrees that Hovione’s operation benefits from the use of anonymized raw data arising from the provision of Manufacturing Services, thereby continuously improving various aspects of services to the benefit of the customers. Therefore, notwithstanding anything in this Agreement to the contrary, Hovione is hereby expressly authorized to use such data for the sole purposes of data modeling and performing anonymized regression analysis with such data in order to generate mathematical and statistical models to improve Hovione services in the future. 3. Materials. 3.1 Customer Materials. Customer will supply the Customer Materials, including delivering the API to Hovione, at Customer’s cost and expense. Starting [*] after Effective Date and thereafter during the Term, Customer shall exercise commercially reasonable efforts to provide to Hovione a safety stock of API equal to at least [*] of Customer’s anticipated requirements of Product. Hovione will store Customer Materials and Product up to [*]. For longer periods Hovione will charge a storage fee at [*]. 3.2 Hovione-Supplied Materials. Unless the Parties otherwise agree in writing, Hovione will supply, at Customer’s expense and in accordance with all relevant approved raw material specifications, all materials to be used by Hovione in the performance of Services, other than the Customer Materials and Customer Technology. Title to and risk of loss for [*]. All such Hovione-supplied materials supplied by Hovione at Customer’s expense shall be used exclusively in the performance of Services hereunder. 3.3 Title to and Risk of Loss of the Customer Materials and Customer Technology. (a) Title. Title to Customer Materials and Customer Technology supplied by Customer will at all times remain with Customer. Hovione will acquire no right, title or interest in or to such Customer Materials or Customer Technology, nor will it take or suffer any action inconsistent with Customer’s ownership or interest in the Customer Materials or Customer Technology, including but not limited to the imposition of any lien thereon, the conveyance of any interest therein, or any use thereof except as authorized by the terms of this Agreement. (b) Risk of Loss of the Customer Materials. Risk of loss of the Customers Materials will [*]: (i) Hovione will use commercially reasonable efforts to keep secure and account for all Customer Materials and provide Customer with access to inventory information through [*]; and (ii) Hovione agrees to reimburse Customer[*], for any quantities of Customer Materials lost or destroyed while in the custody of Hovione to the extent [*]. Notwithstanding anything to the contrary in this Agreement, [*].

Page 7 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. (c) Return. Promptly upon the earlier of the completion of the Services or the expiration or termination of this Agreement, including as may be earlier required under Section 9.3(a), all unused Customer Materials and Customer Technology will be returned to Customer, or otherwise disposed of or destroyed in accordance with written instructions from Customer, in each case at Customer’s expense. 3.4 Target Yield and Yield Banking System (a) Based on the data of the first [*] commercial batches of Product Manufactured in accordance with this Agreement, Parties will agree in good faith the applicable target yield of Manufacture of Product per kilogram of Customer Materials (the “Target Yield”). An actual yield below the Target Yield will be considered a loss, an actual yield above the Target Yield will be considered a gain. (b) Hovione and Customer agree on a yield banking system for Manufacture of Product, effective as of the Effective Date, to properly reflect any gains or losses relative to the Target Yield cumulative over at least [*] batches of Product Manufactured by Hovione. The gains of Customer Materials used in the Manufacture of Product shall be reviewed within [*] after the completion of each set of [*] batches and shall be calculated in accordance with the following formula: [*] If after a set of [*] batches Hovione has achieved gains or losses in Customer Materials, calculated in accordance with the preceding paragraph, such gains or losses shall be added to the yield banking system. (c) In the event of Hovione’s liability for loss or destruction of Customer Materials, in accordance with Section 3.3(b), Hovione may [*]. For the avoidance of doubt, subject to Section 3.3(b), Hovione shall [*]. 4. Records; Personnel and Inspection. 4.1 Records. Hovione will keep complete and accurate records in the course of its performance of the Services (the “Records”). While in the possession or control of Hovione, Records will be provided to support approvals, batch review and disposition, inspection, examination and copying by or on behalf of Customer and at Customer’s expense; provided, however, that Hovione may exclude or redact from such Records any confidential or proprietary information of Third Parties or any Hovione Technology that Hovione regards as trade secrets. Upon termination of this Agreement, Hovione will transfer to Customer, at Customer’s expense, the Records; provided, however, that Hovione may (a) retain one copy of such Records solely for the purposes of internal record-keeping, and monitoring its obligations under this Agreement and as required by Applicable Law, provided Hovione’s confidentiality obligations set forth herein shall continue to apply to such Records pursuant to the terms of Section 11, and (b) exclude or redact from such Records any confidential or proprietary information of Third Parties. 4.2 Inspections, Visits, and Audits.

Page 8 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. (a) Audit. Customer’s or its Partner’s duly designated representatives (that are reasonably acceptable to Hovione) will have the right, upon at least [*] prior written notice, and not more than [*] unless for cause, to have up to [*], or more if agreed to by Hovione, Customer employees or Partner employees or representatives who are subject to confidentiality obligations to Customer or Hovione no less restrictive than those set forth in this Agreement, access during operational hours to audit the Facility and Records to ascertain compliance by Hovione with the terms of this Agreement, the Quality Agreement, and the Specifications in the performance of the Services or Manufacturing. Each such audit that is not longer than [*] in duration will be at no charge to Customer or Partner. Additional audits, and audit days without cause, will be at Customer’s expense based on Hovione’s standard fees unless otherwise agreed to by Hovione. (b) Visit. Customer or its Partner or other duly designated representative (that is reasonably acceptable to Hovione) will have the right, upon at least [*] written notice without cause, and upon any shorter notice Hovione will use Commercially Reasonable Efforts to accommodate such request, to have [*] Customer employees or Partner employees or representatives, during normal business hours, at Customer’s cost, (i) observe the Manufacturing of Product at the site; (ii) review the Records; and (iii) inspect the Facility during the performance of the Services. (c) Customer employees and/or Partner employees or representatives who inspect, visit, or audit Hovione’s Facility and Records will do so during normal business hours and at all times comply with Hovione’s rules, regulations and SOPs relating to inspections and visits to the Facility, and Customer retains full responsibility and liability for the presence and actions of its employees on Hovione’s premises. Any Partner or any employees or representatives of Customer and/or Partner conducting any inspection, visit or audit pursuant to the terms of this Section 4.2 shall be subject to confidentiality obligations no less restrictive than those set forth in this Agreement. 5. Forecasts; Purchase Orders; Shipping and Delivery; Acceptance. 5.1 Forecasts. Commencing upon execution of this Agreement, and on a quarterly basis thereafter until the expiration or termination of this Agreement, Customer will provide a rolling [*] forecast of its commercial requirements for Product (the “Forecast”). The first [*] of each Forecast, once approved in writing by Hovione, will be binding on the Parties and shall contain commitments from Customer for quarterly deliveries of Product within such [*] period (the “Binding Forecast”) and the following [*] will be non-binding, good faith estimates (the “Non- binding Forecast”). Upon acceptance from Hovione of any purchase orders in relation to the Binding Forecast, in accordance with Section 5.2 below, Hovione shall notify Customer, within [*] from date of submission by Customer of such purchase order, of the planned Manufacturing schedule for such purchase order and the Binding Forecast shall be deemed to include such planned schedule for Manufacturing. Commencing at the end of calendar year 2021, if delays or shortfalls in performance of the Services are experienced due to Customer’s sole fault or otherwise because of Customer’s failure to supply Hovione with Customer Materials [*],

Page 9 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. unless agreed otherwise, then Hovione may [*]. If Customer cures any such shortfall and/or delivers Customer Materials thereafter and [*], then [*]. If Customer cures any such shortfall and/or delivers Customer Materials thereafter and, [*], then [*]. 5.2 Purchase Orders. Together with each Forecast, Customer will submit firm, non-cancelable purchase orders for Product under the applicable Binding Forecast. All purchase orders for Product shall state the quantities of Product to be purchased, the requested delivery dates, and shipping instructions. Purchase orders for Product shall state the ordered quantity in increments of full batches of Product. Each purchase order will be confirmatory of, and supplemental to, the Binding Forecast rather than creating a new legal obligation. For clarity, each purchase order placed by Customer will be deemed as accepted by Hovione to the extent that it is consistent with the Binding Forecast. Hovione may, in writing, object within [*] after submission by Customer of any purchase order that such purchase order is inconsistent with the Binding Forecast if such purchase order contains a more than [*] variance from the most recently submitted Binding Forecast. If the quantity of Product ordered under a purchase order exceeds [*] of the most recently submitted Binding Forecast, Hovione will use commercially reasonable efforts to supply the excess quantity of Product ordered by Customer. Hovione shall deliver the Product according to the accepted purchase order. If Hovione determines it will be unable to meet the requirements of an accepted purchase order, Hovione shall provide Customer with as much advance notice as possible and Customer at is sole discretion may require Hovione to [*]. 5.3 Shortfalls or Delays. Repeated shortfalls or delays in the performance of Services [*]. “Repeated” as used herein shall mean [*]; “Shortfall” as used herein shall mean [*] and “Delay” as used herein shall mean [*]. For the avoidance of doubt Defects shall not be considered as shortfalls for the purposes of this Section. 5.4 Shipping; Storage. Delivery terms are [*] the Facility (Incoterms 2020). Title to Product and risk of loss or damage shall pass to Customer [*]. All shipping instructions of Customer will be accompanied by the name and address of the recipient and the shipping date and any costs and insurance associated with shipping will be borne by Customer. Should Customer require special handling, packaging or other services, then the cost of such special handling, packaging or other services will be borne entirely by Customer at Hovione’s prevailing rates. On Customer’s written request, and at Customer’s cost and expense, Hovione will store Product for up to an additional [*] following an initial grace period of [*], which shall be free of charge following the release of the Product by Customer at the Facility. Such additional storage beyond such [*] period will be subject to Hovione’s then prevailing standard storage fees. 5.5 Inspection and Rejection. (a) Inspection. Hovione will ship all Products in accordance with Section 5.4 upon successful completion of any Product release testing required to be done by Hovione, if any. Customer will have [*] from delivery (the “Inspection Period”) to inspect and test the Product in accordance with Customer’s standard operating procedures and using the testing methods identified in the Specifications. Prior to the expiration of the Inspection Period for a shipment of Product, Customer will provide prompt written notice to Hovione if any such Product does not comply with [*]. Such notice will specify the nature of the Product’s non-compliance. Subject to Section 5.5(b), failure by Customer to provide such notice within the applicable

Page 10 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Inspection Period will be deemed an acceptance of such Product by Customer. (b) Latent Defect. Customer may, [*], reject Product if it discovers that such Product has a Latent Defect. Customer must notify Hovione of such Latent Defect as soon as reasonably practicable and in writing, but in no case later than [*] after becoming aware of the Latent Defect. Such notice will state in a reasonably sufficient detail the reason for the Latent Defect. 5.6 Referee Laboratory. In case of any disagreement between the Parties as to whether Product conforms to the applicable Specifications, a representative sample of such Product will be submitted to an independent testing laboratory mutually agreed upon by the Parties (“Referee Lab”) for tests and final determination of whether such Product conforms to such Specifications. The Referee Lab must meet the requirements of cGMP, and be of recognized standing in the industry, and consent to the appointment of such laboratory will not be unreasonably withheld, conditioned or delayed by either Party. The Referee Lab will use the test methods contained in the applicable Specifications. The determination of conformance by the Referee Lab with respect to all or part of such Product will be final and binding on the Parties. The fees and expenses of the Referee Lab incurred in making such determination will be paid by the Party against whom the determination is made. 5.7 Remedies. If Hovione agrees or the Referee Lab determines that Product does not conform to the applicable Specifications [*], then Customer will have the right to [*]. Customer will [*]. Hovione will [*]. Hovione will [*]. If the Parties, through their Quality Assurance groups, agree in writing, [*]. The [*] in this Section 5.7 [*]. 5.8 Recalls. The handling of field alerts, recalls and market withdrawals (collectively, “Recalls”) of all Product will be within the sole discretion of Customer and Customer will notify Hovione promptly of any Recall of Product. Notification to any Authority and the conduct of such Recall will be the sole responsibility of Customer. Hovione will (a) cooperate fully with Customer in the event of any such Recall and (b) provide such assistance in connection with the Recall as Customer may reasonably request. Customer will bear all expenses of any Recall and Hovione’s assistance unless and to the extent [*]. In all events, [*]. 6. Price and Payments. 6.1 Price. Customer will pay Hovione the Purchase Price for the Product as set forth in Exhibit D attached hereto. For Product intended for use outside of the Territory, the parties shall review any additional regulatory requirements, other than any such regulatory requirements imposed by [*], that may be imposed on Hovione in order to comply with Applicable Law and agree in good faith to [*]. Hovione may not unreasonably delay or withhold an agreement to modify the Territory and Customer may not unreasonably withhold payment of reasonable cost of regulatory compliance as set forth herein. 6.2 Payments. Hovione will invoice Customer upon [*]. Payment of undisputed invoices will be due [*] after the date of issuance of the applicable invoice; provided, however, that invoices for deposits or other up-front fees will be paid by Customer within [*] after the date Customer receives the applicable invoice. In the event any undisputed payment is not made on time, Hovione will be entitled, in addition to its other rights and remedies hereunder, to interrupt supply of Product until payment of such amounts or charge interest that shall accrue

Page 11 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. on a daily basis and be calculated on the assumption of a 360-day year and using an annual rate equal to [*]. Interest shall not be compounded. 6.3 Invoices. All payments hereunder will be made in [*]. Customer will make all payments pursuant to this Agreement by wire transfer to a bank account designated in writing by Hovione. 6.4 Taxes. Any use, sales, excise or value added tax, duty, custom, inspection or testing fee, or any other tax, fee or charge of any nature whatsoever imposed by any governmental authority on or measured by the transaction between Hovione and Customer (other than Hovione’s income tax), will be paid by Customer in addition to the prices quoted or invoiced by Hovione. In the event Hovione is required to pay any such tax, fee, or charge, Customer will reimburse Hovione for such payment, or in lieu of such payment, Customer will provide Hovione at the time the order is submitted an exemption certificate or other document acceptable to the authority imposing the tax, fee or charge. 6.5 Import and Export. Without limiting the generality of Section 3.3(a), and in addition to any other amounts due to Hovione under this Agreement, Customer will be responsible for all costs or liabilities incurred by Hovione in connection with the import or export of Customer Materials or Customer Technology, including but not limited to, the costs of any bank or other guaranties required of Hovione by customs authorities, any penalties or fines levied against Hovione that are related to such import or export, and any costs incurred by Hovione in connection with any claims or proceedings relating to any of the foregoing. 7. Representations and Warranties. 7.1 By Both Parties. Hovione and Customer each represents and warrants to the other that: (a) It is, and will remain, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. (b) The execution and delivery of this Agreement has been authorized by all requisite corporate action. This Agreement is and will remain a valid and binding obligation of the executing Party, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. (c) It is under no contractual or other obligation or restriction that is inconsistent with its execution or performance of this Agreement. (d) It will comply with all Applicable Law related to the performance of its obligations under this Agreement. 7.2 By Hovione. Hovione further represents and warrants to Customer that: (a) The Services will be performed diligently, in a good and workmanlike manner, and in accordance with all Applicable Laws and cGMP, and, upon delivery, the Product will comply with the Specifications. (b) To the best of Hovione’s knowledge, the use of Hovione Technology in the performance of the Services will not infringe the intellectual property rights of any

Page 12 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Third Party and Hovione will promptly notify Customer in writing should it become aware of any claims asserting such infringement. (c) Neither Hovione nor any of its employees providing the Services has been debarred, or convicted, or is subject to a pending debarment or conviction, pursuant to section 306 of the United States Food, Drug, and Cosmetic Act, 21 U.S.C. § 335a. (d) Hovione possesses all appropriate registrations, licenses and other governmental authorizations required to perform the Services and to otherwise carry out its obligations under this Agreement. 7.3 By Customer. Customer further represents and warrants to Hovione that: (a) To the best of Customer’s knowledge, the use of Customer Technology as contemplated in the Services will not infringe the intellectual property rights of any Third Party and Customer will promptly notify Hovione in writing should it become aware of any claims asserting such infringement. (b) Upon delivery to Hovione, the API will comply with all Applicable Laws, the specifications for the API, will have been manufactured in accordance with cGMP and shall have been provided in accordance with the terms and conditions of this Agreement, including, without limitation, the requirements of Section 8.2. (c) Customer will comply with all applicable regulations pertaining to its use of the Product in the Territory, as issued by any Authorities, in its use of the Product. 7.4 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. 8. Government Approvals and Hazardous Materials. 8.1 Approvals. Hovione will be responsible for obtaining from any [*], at its expense, such approvals related to the Facility as may be necessary for the performance of Services by Hovione. Customer will be responsible for obtaining, at its expense, all regulatory and governmental approvals and permits necessary for Customer to use the Product provided under this Agreement, including without limitation, all submissions filed with the [*] or other Authorities. Customer may request modifications to the Facility that directly relate to the Manufacture of Product in order to comply with Applicable Laws. If the change is unique to Customer or is linked predominantly to Customer, the reasonable cost of the modification will be borne by Customer. If [*] to implement the modification as defined in this Section 8.1, Customer may terminate this Agreement on [*] prior notice. 8.2 Hazardous Materials. Prior to Hovione commencing the Services, Customer will inform Hovione of all characteristics, including all health and safety characteristics, of the

Page 13 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Customer Materials and when appropriate, provide Hovione with a Material Data Safety Sheet on Customer Materials. Customer will immediately notify Hovione of any new hazards or potential hazards to the health and safety of Hovione personnel relating to the Customer Materials. If any resultant handling procedures have an incremental cost, such cost will be borne by Customer. 9. Expiration and Termination. 9.1 Expiration. This Agreement will be effective as of the Effective Date. Unless earlier terminated in accordance with this Section 9, this Agreement will remain in effect and continue for an initial five (5) year term (the “Initial Term”), followed by successive two (2)-year automatic renewals (each, a “Renewal Term” and together with the Initial Term, the “Term”). Either Party may terminate this Agreement upon written notice to the other Party at least [*] prior to commencement of the applicable Renewal Term. 9.2 Termination for Breach, Force Majeure or Bankruptcy. Either Party will have the right to terminate this Agreement by written notice to the other Party upon the occurrence of any of the following events: (a) if the other Party commits a breach of this Agreement which is not remedied within [*] after the receipt by the breaching Party of written notice identifying the breach and requiring its remedy; or (b) upon the occurrence of a force majeure event preventing the other Party from performing its obligations under this Agreement as provided in Section 10 for [*] or more; or (c) if the other Party ceases for any reason to carry on business, or becomes bankrupt or insolvent, makes an assignment for the benefit of its creditors or has a receiver or manager appointed in respect of all or any part of its assets (which appointment is not vacated within [*] after filing) or is the subject of any proposal for a voluntary arrangement or enters into liquidation. 9.3 Obligations on Termination. (a) Of Hovione. Upon termination of this Agreement pursuant to this Section 9, Hovione will suspend work as early as possible and: (i) perform only those Services and other activities mutually agreed upon by Customer and Hovione as being necessary or advisable to wind-down this Agreement; (ii) use commercially reasonable efforts to cancel any Third Party obligations; (iii) promptly deliver to Customer all materials ordered by Hovione for Customer after receipt of payment in full for such materials by Customer; (iv) promptly return to Customer all unused and unopened Customer Materials; and (v) promptly return all Confidential Information of Customer that it has received pursuant to this Agreement. (b) Of Customer. Upon termination of this Agreement pursuant to this Section 9, Customer will: (i) promptly pay Hovione any undisputed monies due and owing Hovione

Page 14 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. under this Agreement, up to the time of termination, for Services actually performed, all authorized expenses actually incurred and, except for any termination by Customer under Section 9.3(a), non-cancellable commitments made by Hovione in connection with the Services; and (ii) promptly return all Confidential Information of Hovione that it has received pursuant to this Agreement. 9.4 Surviving Terms. Expiration or termination of this Agreement for any reason will not affect any rights or obligation of either Party that accrued prior to such expiration or termination. Further, the rights and obligations of the Parties under the following provisions of this Agreement will survive in accordance with their terms: Sections 1, 5.7, 5.8, 6.2, 6.4, 6.5, 7, 8, 9.3, 9.4, 9.5 and 10 through 14. 9.5 Technology Transfer. Upon Customer’s request, Hovione will reasonably assist Customer, and Customer shall compensate Hovione for such assistance, with the transfer of the manufacturing process associated with the Product to Customer or its designee, provided such transfer is made in accordance with Sections 11 and 12 of this Agreement. Parties shall negotiate in good faith the commercial terms of any such technology transfer. 10. Force Majeure. Except as otherwise expressly set forth in this Agreement, and except for the obligation to pay any amounts due under this Agreement, neither Party will have breached this Agreement for failure or delay in fulfilling or performing any provision of this Agreement to the extent such failure or delay is caused by or results from unforeseeable causes beyond the reasonable control of the affected Party, including without limitation, fire, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether declared or not), insurrections, riots, acts of terrorism, civil commotion, strikes, acts of God or acts, omissions or delays in acting, by any Authority (“force majeure”). The Party affected by any event of force majeure will promptly notify the other Party in writing, explaining the nature, details and expected duration of such force majeure. Such Party will also notify the other Party from time to time as to when the affected Party reasonably expects to resume performance in whole or in part of its obligations hereunder, and to notify the other Party of the cessation of any such event. A Party affected by an event of force majeure will use commercially reasonable efforts to remedy, remove or mitigate such event and the effects thereof with all reasonable dispatch. Upon termination of the event of force majeure, the performance of any suspended obligation or duty will promptly recommence. 11. Confidentiality. 11.1 Definition. “Confidential Information” means any and all non-public scientific, technical, financial or business information in whatever form (written, oral or visual) that is furnished or made available by or on behalf of one Party (“Disclosing Party”) to the other Party (“Receiving Party”), regardless of whether such information is marked “confidential” or not. Confidential Information of Hovione includes, but is not limited to, Hovione Technology and Hovione Improvements, whether or not labeled confidential. Confidential Information of Customer includes, but is not limited to, Customer Technology and Customer Improvements, whether or not labeled confidential. The terms of this Agreement are the Confidential Information of both Parties. 11.2 Obligations. The Receiving Party agrees (a) to keep confidential the Confidential Information of the Disclosing Party and the terms of this Agreement, (b) not to disclose the

Page 15 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Disclosing Party’s Confidential Information to any Third Party without the prior written consent of the Disclosing Party, and (c) to use such Confidential Information only as necessary to fulfill its obligations or in the reasonable exercise of rights granted to it hereunder. A Receiving Party, however, may disclose (i) Confidential Information of the Disclosing Party to its employees, consultants and other representatives and to those of its Affiliates, in each case who have a specific need to know such Confidential Information and who are bound by an obligation of confidentiality and restriction on use at least as stringent as the obligation of confidentiality and restriction on use as set forth in this Agreement. With respect to [*], in each case not to be unreasonably withheld [*]. 11.3 Exceptions. (a) The Receiving Party’s obligations of non-disclosure and non-use under this Section 11 will not apply to any portion of the Disclosing Party’s Confidential Information that the Receiving Party can demonstrate, by competent written proof: (i) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Receiving Party; (ii) is in the Receiving Party’s possession at the time of disclosure other than as a result of the Receiving Party’s breach of any legal obligation; (iii) becomes known to the Receiving Party on a non-confidential basis through disclosure by sources (other than the Disclosing Party) having the legal right to disclose such Confidential Information; or (iv) is independently developed by the Receiving Party without reference to or reliance upon the Disclosing Party’s Confidential Information. (b) In addition, if the Receiving Party is required by a governmental authority (including without limitation SEC reporting) or by order of a court of competent jurisdiction to disclose any of the Disclosing Party’s Confidential Information, the Receiving Party will give the Disclosing Party prompt written notice thereof and the Receiving Party will take all reasonable and lawful actions to avoid or minimize the degree of such disclosure. The Receiving Party will cooperate reasonably with the Disclosing Party in any efforts to seek a protective order. 11.4 Publicity. Except to the extent required by Applicable Law, the rules of a stock exchange on which securities of the disclosing party are listed, or as otherwise provided in this Section 11.4 or in Section 11.3, neither Party will make any public statements or releases concerning this Agreement or the transactions contemplated by this Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed. 12. Ownership of Improvements. 12.1 Background Technology. All rights to and interest in Customer Technology will remain the sole and exclusive property of Customer, and all rights to and interest in Hovione

Page 16 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Technology will remain the sole and exclusive property of Hovione. Customer grants Hovione during the Term the right to use Customer Technology and Customer Improvements for the sole and limited purpose of fulfilling Hovione’s obligations under this Agreement. 12.2 Customer Improvements. All Customer Improvements will be the sole and exclusive property of Customer, and such Customer Improvements are hereby assigned to Customer or its designee by Hovione, its Affiliates and their respective employees, personnel and agents, without any additional compensation to Hovione. Hovione will take all such steps as Customer may reasonably request and at Customer’s expense to vest in Customer or Customer’s designee, ownership of all Customer Improvements. 12.3 Hovione Improvements. All Hovione Improvements will be the sole and exclusive property of Hovione, and such Hovione Improvements are and will be assigned by Customer, its Affiliates and their respective employees, personnel and agents to Hovione or its designee without any additional compensation to Customer. Customer will take all such steps as Hovione may reasonably request and at Hovione’s expense to vest in Hovione or Hovione’s designee, ownership of all Hovione Improvements. Notwithstanding the foregoing, Hovione hereby grants Customer a non-exclusive, worldwide, royalty-free, paid-up license, including the right to grant sublicenses subject to the terms of Section 12.4, to use those Hovione Improvements that are related to the Product and necessary for the Manufacture or processing of the Product solely for the purpose of Customer or its designee Manufacturing or processing such Product. 12.4 Requirements for Sublicenses. Notwithstanding the foregoing, Customer will not grant a sublicense of its rights to Hovione Improvements under Section 12.3 to any bona fide competitor of Hovione without Hovione’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed if such Hovione Improvement is necessary. “Necessary” as used herein shall mean [*]. Further, Customer will be solely responsible for the actions of any Third Party to which Customer sublicenses its rights to Hovione Improvements under Section 12.3 and will indemnify and hold Hovione harmless against all costs, expenses, damages, or losses of any nature arising out of such sublicensee’s use of Hovione Improvements, including, but not limited to, any use of such Hovione Improvements outside the scope of Customer’s license under Section 12.3. Customer will cause any such sublicensee to be bound by, and to comply with, (a) the limitations on Customer’s use of the Hovione Improvements under the license granted in Section 12.3, and (b) confidentiality requirements relating to the Hovione Improvements and other Hovione Confidential Information that are no less strict than those contained in this Agreement. 12.5 Patents. Customer will have the exclusive right to prepare, file, prosecute, maintain and defend, at its sole expense, any patent applications and/or patents that claim Customer Improvements. Hovione will have the exclusive right to prepare, file, prosecute, maintain and defend, at its sole expense, any patent applications and/or patents that claim Hovione Improvements. 13. Indemnification; Liabilities; and Insurance. 13.1 Indemnification by Hovione. Hovione will indemnify and hold harmless Customer and, its

Page 17 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Affiliates, and their respective directors, officers, employees and agents (“Customer Indemnitees”) from and against any and all damages, liabilities, claims, costs, charges, judgments and expenses, including reasonable attorneys’ fees (collectively “Losses”) that may be sustained, suffered or incurred by a Customer Indemnitee in connection with any and all actions, claims or demands that may be brought or instituted against a Customer Indemnitee by any Third Party, in each case to the extent such Losses arise directly from or by reason of: [*]. 13.2 Indemnification by Customer. Customer will indemnify and hold harmless Hovione and its Affiliates, and their respective directors, officers, employees and agents (“Hovione Indemnitees”) from and against any and all Losses that may be sustained, suffered or incurred by a Hovione Indemnitee in connection with any and all actions, claims or demands that may be brought or instituted against a Hovione Indemnitee by any Third Party, in each case to the extent such Losses arise directly from or by reason of: [*]. 13.3 Indemnification Procedure. Each indemnified Party agrees to give the indemnifying Party prompt written notice of any matter upon which such indemnified Party intends to base a claim for indemnification under this Section 13.1 or 13.2, as applicable. The indemnifying Party will have the right, but not the obligation, to defend, negotiate, and settle such claims; provided, however, that the indemnified Party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist therein. The Party seeking indemnification will provide the indemnifying Party with such information and assistance as the indemnifying Party may reasonably request, at the expense of the indemnifying Party. 13.4 Limitations of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, AND REGARDLESS OF ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT APPLY TO (i) DAMAGES RESULTING FROM BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER SECTION 11, OR (ii) PERSONAL INJURY OR DEATH. 13.5 Notwithstanding anything to the contrary in this Agreement, the total liability of Hovione for losses or damages under this Agreement are limited to [*].

Page 18 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. 13.6 Insurance. During the Term and for [*] thereafter, Hovione will carry, with financially sound and reputable insurers, insurance coverage (including worker’s compensation at or above the applicable statutory limits, comprehensive liability coverage with contractual liability, products liability and such other coverage as may be reasonably necessary or useful in connection with the conduct of its business in such amounts as are customary for well insured companies engaged in similar businesses and sufficient to support its obligations and performance under this Agreement but in any event not less [*]. Upon the request of Customer, Hovione will provide Customer with a certificate of insurance evidencing such coverage, and providing that ten (10) days advance written notice will be given to Customer of any material change or cancellation in coverage or limits. Hovione may use of self-insurance, and the use of primary and excess limits to achieve the total required limits is acceptable. 14. Miscellaneous. 14.1 Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent, but with notice to the other Party, assign this Agreement, in whole or in part, (a) in connection with the transfer or sale of all or substantially all of the assets of the assigning Party or the line of business to which this Agreement relates, (b) to the successor entity or acquirer in the event of the merger, consolidation or change of control of the assigning Party, or (c) to an Affiliate of the assigning Party. 14.2 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision. If any provision of this Agreement is held to be excessively broad, it will be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law. The Parties will use their commercially reasonable efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s), which, insofar as practical, implement the intent of the Parties. 14.3 Notices. All notices which are required or permitted hereunder will be made in writing and delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: If to Hovione, to: Hovione Farmaciencia, SA Attn: [*] Sete Casas 2670 Loures, Portugal With a copy to: [*] If to Customer, to: Seagen Inc. Attn: [*] 21823 SE 30th Drive Bothell, WA 98021 USA

Page 19 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. With a copy to: [*] or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing. Any such notice will be deemed to have been given (a) when delivered, if personally delivered or sent by telecopier on a Business Day, (b) on the Business Day after dispatch, if sent by nationally-recognized overnight courier, or (c) on the third Business Day following the date of mailing, if sent by first class mail. 14.4 Choice of Law. This Agreement will in all events and for all purposes be governed by, and construed in accordance with, the laws of [*] without regard to any choice of law principle that would dictate the application of the law of another jurisdiction. The Parties agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement, and are hereby expressly excluded. 14.5 Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the Parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between Customer and Hovione, including, without limitation, the Master Services Agreement between Customer and Hovione Inter Ltd. dated [*]. This Agreement, including any purchase order issued hereunder, may only be changed by a writing signed by authorized representatives of both Parties. 14.6 Conflicts. If there is any conflict, discrepancy, or inconsistency between the terms of this Agreement and the Quality Agreement, or any purchase order or other form used by the Parties hereunder, the terms of this Agreement will take precedence and control, except that solely with respect to all quality assurance matters, the terms of the Quality Agreement will take precedence and control. 14.7 Headings; Construction. The Section headings are intended for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. Both Parties have participated equally in the formation of this Agreement and the language of this Agreement will not be presumptively construed against either Party. 14.8 No Partnership or Employment Relationship. All Services will be rendered by Hovione as an independent contractor for federal, state and local income tax purposes and for all other purposes. Hovione will not in any way represent itself to be a partner or joint venturer of or with Customer. This Agreement does not create an employer-employee relationship between Customer on the one hand and Hovione or any employee, subcontractor, Affiliate of Hovione, or any Hovione personnel on the other. Hovione is acting under this Agreement as an independent contractor with full power and authority to determine the means, manner and method of performance of Hovione’s duties. Each Party will be responsible for and will withhold and/or pay any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from the compensation of such Party’s employees and other personnel. Each Party understands and agrees that it is solely responsible for such matters and that it will indemnify the other Party and hold the other Party harmless from all claims and demands in connection with such matters. 14.9 Waiver. Any delay in enforcing a Party’s rights under this Agreement, or any waiver as to

Page 20 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. a particular default or other matter, will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable. 14.10 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. << Signature Page Follows >>

Page 21 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, effective as of the Effective Date. SEAGEN INC. By: /s/ Clay Siegall Name: Clay Siegall Title: President and CEO____________________ Date: 09-Jul – 2021 16:36 PDT HOVIONE FARMACIENCIA, SA By: /s/ Marco Gil Name: Marco Gil Title: VP Sales____________________________ Date: 11 – Jul – 2021 05:32 PDT HOVIONE FARMACIENCIA, SA By: /s/ Jean – Luc Herbeaux Name: Jean – Luc Herbeaux Title: COO Date: 11 – Jul – 2021 10:23 PDT

Page 22 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. EXHIBIT A SPECIFICATIONS [*] {7 pages omitted}

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Page 25 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. EXHIBIT D PURCHASE PRICE [*]